EXHIBIT 10.71

PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

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SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named BARATARIA BAY, Official Number 508201, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

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The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

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(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

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Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns1, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

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Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

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(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

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other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

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(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

                     Pg. 11 of 19

lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

                     Pg. 12 of 19

(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

                     Pg. 13 of 19

(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

                     Pg. 14 of 19

SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

                     Pg. 15 of 19

SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

                     Pg. 17 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

                     Pg. 18 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

                     Pg. 1 of 19

PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named GULF ISLAND, Official Number 619983, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

                     Pg. 2 of 19

The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

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(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

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Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns2, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

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Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

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(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

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other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

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(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

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lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

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(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

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(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

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SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

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SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

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ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

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PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named JOHN DEMPSTER, Official Number 547685, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

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The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

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(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

                     Pg. 5 of 19

Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns3, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

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Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

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(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

                     Pg. 8 of 19

other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

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(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

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lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

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(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

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(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

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SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

                     Pg. 15 of 19

SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

                     Pg. 17 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

                     Pg. 18 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

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PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named KIMBERLEY, Official Number 517498, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

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The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

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(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

                     Pg. 5 of 19

Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns4, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

                     Pg. 6 of 19

Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

                     Pg. 7 of 19

(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

                     Pg. 8 of 19

other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

                     Pg. 9 of 19

(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

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lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

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(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

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(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

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SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

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SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

                     Pg. 17 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

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ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

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PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named MERMENTAU, Official Number 932019, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

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The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

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(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

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Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns5, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

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Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

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(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

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other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

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(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

                     Pg. 11 of 19

lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

                     Pg. 12 of 19

(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

                     Pg. 13 of 19

(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

                     Pg. 14 of 19

SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

                     Pg. 15 of 19

SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

                     Pg. 17 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

                     Pg. 18 of 19

ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

                     Pg. 1 of 19

PREFERRED SHIP MORTGAGE

TO THE UNITED STATES OF AMERICA

ARTICLE I: CREATION OF ENCUMBRANCE

SECTION 1. PREFERRED SHIP MORTGAGE: THIS MORTGAGE, dated the 29th day of December, 2003, by Omega Protein, Inc., 835 B Pride Drive, Hammond, Louisiana 70401, owning 100%, (the “Borrower”), to the United States of America, acting by and through the Secretary of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division, 1315 East-West Highway, Silver Spring, Maryland 20910 (the “Government”),

DEFINITIONS: All terms contained herein are defined in the Acknowledgment of Definitions executed by all parties to this transaction.

WITNESSETH:

SECTION 2. ENCUMBERED VESSEL: WHEREAS, The Borrower owns 100% of the fishing vessel, more fully described below; and

SECTION 3. OBLIGATIONS SECURED: WHEREAS, The Borrower, pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended, found at 46 USC § 1271 et seq., and 50 CFR 253, as amended by Public Law 104-297, on October 11, 1996, known as the Fisheries Finance Program (FFP), has executed and delivered to the Government its Promissory Note (the “Note”) dated December 29, 2003, in the principal amount of $5,300,000.00, a copy of which is attached hereto as Exhibit 1, and has agreed to execute and deliver this Preferred Ship Mortgage (the “Mortgage”) to the Government for the purpose of securing the payment of the principal of and interest on the Note in accordance with its terms and the terms of this Mortgage, as well as any future advances, and all other sums owed the Government.

WHEREAS, the Government has entered into an Approval and Agreement letter (the “Approval Letter”) dated October 1, 2003, and Security Agreement dated December 29, 2003, with the Borrower, and will execute other documents, including all Loan Documents.

CONSIDERATION:

NOW, THEREFORE, in consideration of the Government having agreed to enter into the Approval Letter dated October 1, 2003, with the Borrower and for other good and valuable consideration, receipt whereof is hereby acknowledged by the Borrower, and in order to secure the payment of the principal of and interest on the Note and all other sums which accrue according to the terms thereof and the payment of all other sums that may hereafter become secured by this Mortgage in accordance with the terms hereof and to secure the performance and observance of and compliance with the covenants, terms and conditions herein and in the Note contained, or contained in any other document executed by the Borrower, the Borrower has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed unto the Government the whole of the vessel described as follows:

SECTION 4. SECURITY AGREEMENT: THE VESSEL SUBJECT TO THIS MORTGAGE is that certain oil screw vessel named TIGER POINT, Official Number 508606, together with all her accessories and appurtenances, including, but not limited to accounts receivable, anchors, apparel, boats, boilers, cables, catch, chains, charter hire, contract rights, contracts, electronics, engines, equipment, fishing gear, freight, furniture, general intangibles, inventory, licenses, machinery, masts, motors, nets, permits, proceeds, product, related gear, rents or profits, rigging, sails, skiffs, spare parts, spars, substitutions, supplies, tackle, hydraulics, safety equipment, and parts and accessories affixed to or used in connection therewith, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements, renewals, and replacements hereafter made in, on or to the said vessel or any part thereof, and in, on, or to its equipment and appurtenances as aforesaid (the “Vessel”).

INDIVIDUAL TRANSFERABLE QUOTAS: If a limited fisheries access system is in effect, or should a limited fisheries access system be initiated at some future date under which the Borrower is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right, however characterized, of whatsoever nature) affecting, necessary for, or in any other way, however characterized, associated with any of the property included in the Collateral, the Borrower agrees to grant to the Government a full senior security interest in such allocation by whatsoever means deemed by the Government to be appropriate (including, but not limited to, the Borrower’s execution of security agreements and the filing of financing statements under the UCC). Further, if the Borrower fails to do so, the Borrower agrees that the Government may use, for the purpose of executing and otherwise perfecting whatever documents may be required to effect the grant to the Government of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Government by ARTICLE IX of the Title XI Financial Agreement.

SECTION 5. FINANCING STATEMENT: Some of the items of property described herein are goods that are or are to become accessories and appurtenances to the vessel described herein, and it is intended that as to those goods, this mortgage shall be effective as a financing statement. Information concerning the security interest created by this instrument may be obtained from the Borrower or the Government, at the addresses sent out in the first paragraph of this Preferred Ship Mortgage.

TO HAVE AND TO HOLD ALL and singular the above-mortgaged and described property unto the Government and its successors and assigns, to its use and benefit forever;

PROVIDED ALWAYS, and the condition of these presents is such, that if the Borrower, its successors or assigns shall pay, or cause to be paid, the principal of and interest on the Note in accordance with the terms of the Note and the Mortgage and shall pay any and all other sums that may hereinafter become secured by this Mortgage in accordance with the terms hereof, and shall keep, perform, and observe all and singular the covenants and promises in the Note and in the Mortgage contained, expressed, or implied to be kept, performed, and observed by or on the part of the Borrower, then this Mortgage and the estate and rights hereby granted shall cease, determine, and be void; otherwise to remain in full force and effect.

                     Pg. 2 of 19

The Government hereby covenants and agrees that the Vessel is to be held by the Borrower subject to the further covenants, conditions, and uses hereinafter set forth as follows:

ARTICLE II: BORROWER’S OBLIGATIONS

SECTION 1. CITIZENSHIP AND TITLE REQUIREMENTS: The Borrower (i) is and shall continue to be a citizen of the United States as defined in section 2 of the Shipping Act, 1916, as amended, for coastwise trade, and (ii) is entitled to own and operate the Vessel under her marine document and shall maintain such marine document in full force and effect. The Note and the Mortgage have been duly executed and delivered, and the Note in the hands of the holder thereof is and will be a valid and enforceable obligation of the Borrower in accordance with its terms. The Borrower lawfully owns and is lawfully possessed of the whole of the Vessel free from any lien whatsoever except the lien of this Mortgage, and liens expressly permitted herein and other Preferred Ship Mortgages in favor of the Government, and covenants that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Government against the claims and demands of all persons whomever.

SECTION 2. INSURANCE REQUIREMENTS:

(a) The Borrower will, at all times and at its own expense, keep the Vessel insured with responsible underwriters and through responsible brokers, all in good standing and satisfactory to the Government, in an amount that fully and adequately protects the Vessel and the Government’s interest therein against all marine perils and disasters and all hazards, risks, and liabilities in any way arising out of the ownership, operation, or maintenance of the Vessel, including but not limited to insurance as follows:

(i) While being operated, navigating hull insurance must be in an amount equal to the full commercial value of the Vessel. In no event may this be less than one hundred ten percent (110%) of the unpaid principal, at the time outstanding, of the Note. The policy valuation on the hull shall not exceed the aggregate amount insured by hull policies. The hull insurance shall be placed under the form of policy known as American Institute of Marine Underwriters form, or under such other form of policy as the Government may approve, insuring against the usual risks covered by such policies, including four-fourths running down clause, Inchmaree clause, and breach of warranty clause; and

(ii) Protection and indemnity insurance under form of protection and indemnity policies approved by the Government and issued by marine insurance companies approved by the Government. The amount of protection and indemnity insurance shall be fixed by the Government; and

(iii) When and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in (i) of this Section, port risk insurance under forms of port risk policies approved by the Government.

(b) The Borrower expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times. The Borrower shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired, or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Borrower shall first cover the Vessel in the amount herein provided for, with insurance satisfactory to the Government for such voyage or for the carriage of such cargo.

                     Pg. 3 of 19

(c) In the event the Borrower fails to procure any of the insurance, satisfactory to the Government, or fails to perform any of the covenants and agreements contained herein, the Government may, but shall be under no duty to, procure such other or different insurance or coverage as it may deem advisable with uncontrolled discretion in the Government as to the source, nature, form, type, class, amount, and extent of such insurance or coverage; and all sums expended or advanced by the Government in procuring such insurance shall be secured by and shall be due and payable as provided in Article II, Section 2 hereof.

(d) All insurance shall be taken out in the name of the Borrower and the Government as their interest may appear and policies and certificates shall provide that there shall be no recourse against the Government for payment of premiums and shall further provide for at least 20 days prior written notice to be given to the Government by the underwriters in the event of cancellation or modification. All original policies, binders, certificates, and covenants and all endorsements and riders thereto shall be delivered to the Government for approval and custody.

(e) Except as provided in (f) below, all insurance policies or certificates shall provide that losses thereunder shall be payable to the Government. If no Event of Default exists under this Mortgage, the Government may, in its discretion, pay, from the proceeds of the insurance directly to the repairer, the amount of any authorized repairs or if the Borrower shall have first fully repaired the damage to the satisfaction of the Government and paid the cost thereof, to the Borrower as reimbursement therefor. Any balance remaining from the aforesaid insurance proceeds will be applied as directed by the Government. If an Event of Default exists, the Government shall retain such insurance and if such Event of Default is not cured within fifteen (15) days of the occurrence thereof, apply the same in the manner provided in Article II, Section 2 hereof.

(f) Any loss under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the person to whom any liability, covered by such insurance, has been incurred or to the Borrower to reimburse the Borrower for any loss, damage, or expense incurred by the Borrower and covered by such insurance; provided, that the underwriter shall have first received evidence that the liability insured against has been discharged.

(g) In the event of an actual or constructive total loss, or an agreed or compromised total loss of or in case of requisition of title to the Vessel, all amounts payable therefor shall, subject to Article II, Section 2 hereof, be paid to the Government and shall be applied first, to the payment of the expenses of the Government in collecting such payments, and second, as provided in Article II, Section 2 hereof.

(h) In the event that any claim or lien is asserted against the Vessel for loss, damage, or expense which is covered by insurance hereunder, and it is necessary for the Borrower to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Government, on request of the Borrower, may, in the sole discretion of the Government, and upon notice to the Borrower, assign to any person, firm, or corporation executing a surety or guarantee bond or other agreements, to save or release the Vessel from such arrest, all right, title, and interest of the Government in and to said insurance covering said loss, damage, or expense, as collateral security to indemnify against liability under said bond or other agreement.

SECTION 3. NO LIENS TO BE PLACED AGAINST THE VESSEL:

(a) Neither the Borrower, any charterer, the Master of the Vessel, nor any other person has or shall have any right, power, or authority to create, incur, or permit to be placed, imposed, or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage or permitted liens as defined herein.

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(b) Permitted Liens. “Permitted Liens” means liens or other charges or encumbrances:

(i) arising for damages out of tort covered by insurance except for any deductible amounts applicable thereto, for wages of a stevedore when employed directly by the owner, operator, master, ship’s husband or agent of any Vessel, for wages of the crew of the Vessel, for general average, for salvage, including contract salvage, provided the same are paid immediately when due;

(ii) in favor of any person furnishing repairs, supplies, towage, use of dry dock or marine railway, or other necessaries to a Vessel on the order of the Borrower, or of a person authorized by the Borrower, provided the same are paid immediately when due.

(iii) imposed on the Vessel for taxes or governmental charges or levies, provided the same are paid immediately when due;

(iv) incurred in the ordinary course of business of the Vessel not relating to money borrowed which (1) will be paid immediately when due, and (2) which, in the aggregate, at any time are not material to the operations or financial condition of the Borrower; and

(v) arising by operation of law as a result of the modification of the Vessel, including mechanic’s liens, provided the same are paid immediately when due;

(vi) in favor of the United States of America, the United States Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service, Financial Services Division;

PROVIDED, HOWEVER, that with respect to the deductible amounts described in clause (i) and liens or encumbrances of the type described in clauses (ii), (iii) and (v) not arising from or incurred in the ordinary course of business of the Borrower, the Borrower shall have set aside adequate reserves determined in accordance with generally accepted accounting principles (GAAP), provided that for such deductible amounts and liens or encumbrances which, in the aggregate, exceed $25,000.00 USD, shall include only liens which are subordinate to or which pursuant to applicable law cannot be subordinated by contract to the lien of the security interest in the vessel granted to the Government.

As used herein, the term “immediately when due” shall mean the time when, according to applicable law, customary industry practices, or a prior course of dealing or other agreement between the Borrower and the lienholder, the lienholder expects payment to be made; provided that, if the Borrower desires to contest an asserted lien, the Borrower may do so if the Borrower acts in good faith and by appropriate proceedings and has set aside the reserves described above.

SECTION 4. NOTICE OF MORTGAGE: The Borrower shall carry a properly certified copy of this Mortgage with the Vessel’s papers on board the Vessel, shall exhibit the same on demand to any person having business with the Vessel, or to any representative of the Government, and shall place and keep prominently displayed in the pilot house, master’s cabin, and engine room of the Vessel a framed, printed or typewritten notice reading as follows:

“NOTICE OF MORTGAGE: This Vessel is covered by a Preferred Ship Mortgage given to the United States of America, under authority of the Ship Mortgage Act, 1920, as amended. Under the terms of said

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Mortgage, neither the owner of this Vessel, any charterer, the Master of this Vessel, nor any other person has any right, power, or authority to create, incur, or permit to be imposed upon the Vessel any liens, maritime or otherwise, other than the lien of said Mortgage and liens for crew’s wages, emergency safety repairs, or salvage.”

SECTION 5: NOTICES TO THE GOVERNMENT:

(a) OF ACTION AGAINST VESSEL: In the event that a libel is filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court, or tribunal, the Borrower will, within 48 hours, notify the Government by telegram, telex, or facsimile and confirmed by letter, and the Borrower will, within fifteen (15) days thereafter, cause the Vessel to be discharged. Within three (3) days of its occurrence, the Borrower will notify the Government of any claim that could result in a lien being placed against the Vessel.

(b) OF CASUALTIES OR DAMAGE TO THE VESSEL: Within 24 hours of the event, the Borrower shall furnish the Government full information regarding any casualties or other accidents or damage to the Vessel, including copies of any supporting documents, i.e, accident reports, claims, etc.

(c) OF ACTION AGAINST THE BORROWER OR GUARANTOR: Within three days of its occurrence, the Borrower must give the Government written notice of any pending litigation, business reverse, casualty, loss, or any other matter (however characterized) that diminishes; (i) The Borrower’s ability to service any debt actually or contingently owed the Government, (ii) The Borrower’s ability to perform any other duty or obligation owed to the Government, (iii) The Borrower’s ability to fully and faithfully perform any covenant with the Government, (iv) the value of any property or other assets pledged to the Government, or (v) the net worth of any party against whom the Government has recourse for this debt.

SECTION 6: MAINTENANCE AND INSPECTION COSTS:

(a) VESSEL MAINTENANCE: At all times, at the Borrower’s own cost and expense, the Borrower will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, ordinary wear and tear excepted; provided, however, if subsequent to the date of this Mortgage, the Vessel is reconstructed or reconditioned, the Borrower will keep the Vessel in as good condition, working order, and repair as the Vessel was on the date said reconstruction or reconditioning was completed, ordinary wear and tear excepted. In addition to the foregoing, the Borrower will keep the Vessel in as good condition as will enable her to pass such inspection as may be required by marine underwriters as a condition of their writing such insurance in such amounts as are required under this Mortgage or as required by the United States Coast Guard as a condition to certifying that the Vessel is seaworthy and in compliance with all applicable safety and navigational requirements.

(b) INSPECTION OF VESSEL: The Borrower shall afford the Government or its authorized representatives full and complete access to the Vessel, in port or at sea, at such times as the Government, in its sole discretion, may require, for the purpose of inspecting or valuing the vessel, her cargo, log, and papers.

(c) INSPECTION OF BORROWER’S FINANCIAL RECORDS: The Borrower agrees to execute a consent and waiver, valid for the term of the mortgage, which allows the Internal Revenue Service to release directly to the Government, Borrower’s Federal Income Tax Returns6, whenever the Government requests same.

[1]	Borrower agrees to execute IRS Forms #4506 and 8821, thereby implementing the provisions of 26 USC §6103(c).

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Additionally, the Borrower shall permit the Government, or any representative selected by it, in such manner and at such times as the Government, in its sole discretion, requires, to make inspections and audits of any books, records, off-loading receipts, fish-sale receipts, papers, or other documents of whatsoever nature in the custody and control of the Borrower, or any other individual or entity, relating in any way to the financial or business condition of the Borrower or the operation or company. At the Government’s request, these statements, books, records, receipts or reports must be delivered to the Southeast Region of the National Marine Fisheries Service, Financial Services Branch, in St. Petersburg, Florida.

(d) BORROWER TO PAY THE COST OF ALL SUCH INSPECTIONS, audits or appraisals, provided for in Paragraphs 6(a), 6(b) and 6(c), immediately above, within 30 days of the Government’s demand and all such amounts disbursed by the Government for such purpose shall, until fully repaid by the Borrower, be added (payable upon the Government’s demand) to the Borrower’s Note to the Government and shall earn interest at the same rate as the other principal of the Borrower’s Promissory Note and shall be secured by the ship mortgage and other securities which secure the Borrower’s promissory note to the Government.

SECTION 7. FINANCIAL REPORTING TO THE GOVERNMENT:

(a) The Borrower will, within 20 days after the close of each fiscal year, and at such other times and in such form as the Government may prescribe, furnish to the Government, the Borrower’s financial and operating statements including schedules showing all compensation paid by the Borrower;

(b) The Borrower will, at all times, keep proper books of account in accordance with generally accepted accounting principles and practice; and

(c) The Borrower will permit the Government, at the Borrower’s expense and in such manner and at such time as the Government may require, to (i) make inspections and audits of any books, records, and papers in the custody and control of the Borrower or others, relating to the Borrower’s financial or business conditions, including making copies thereof, and extracts therefrom, and (ii) make inspections and appraisals of any of the Borrower’s assets.

SECTION 8. TAXES & FEES: The Borrower will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines, and penalties lawfully imposed on the Vessel.

SECTION 9. REIMBURSEMENT OF GOVERNMENT EXPENDITURES: The Borrower will reimburse the Government for any and all expenditures which the Government may reasonably elect to make from time to time to protect the security granted hereunder (in the event of the Borrower’s failure to do so), including, without limitation of the foregoing, payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses incurred by the Government in retaking the Vessel; and any such payment made by the Government shall be for the account of the Borrower, and the making thereof by the Government shall not cure the Borrower’s default in that regard nor constitute a waiver of any right or remedy granted to the Government hereunder, and all reasonable sums so expended by the Government or any liability incurred by it shall be immediately due and payable and shall be deemed to be an indebtedness of the Borrower and secured by this Mortgage, and until paid shall bear interest at the same rate as that provided in the Note.

SECTION 10: GOVERNMENT’S PRIOR WRITTEN CONSENT REQUIRED: The Borrower shall not, without prior written consent of the Chief, Financial Services Division, National Marine Fisheries Service, which consent will not unreasonably be withheld, take any of the following actions:

(a) sell, mortgage, transfer, nor charter the Vessel, and any such written consent obtained from the Government to any one sale, mortgage, transfer, or charter, shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or charter. Any such sale, mortgage, transfer, or charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.

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(b) Pay to any officer, partner, or other party any salary, commission, bonus, management fee, dividend, or other consideration (however characterized) in excess of either reasonable industry standards or ordinary financial prudence for a company or operation of the Borrower’s size and financial condition at the time that such consideration is paid (and the burden of proving reasonableness shall be on the Borrower).

(c) Purchase or redeem any shares of the Borrower’s or the Borrower’s company’s own stock.

(d) Exclusive of such fixed assets to be acquired with the proceeds of the Note or any part thereof, or any fixed assets acquired prior to the date of this Mortgage, make any additional investment (excluding purchases, etc., in connection with the routine and continuing maintenance and preservation of the Vessel and its productivity) in, or incur any additional liability for, the purchase, acquisition, lease, or other use (however characterized) of any real property, machinery, equipment, fixtures, or furniture, or fixed property in connection with the Borrower’s present level of operations in any one fiscal year in excess of an aggregate of 5% of the Borrower’s total assets.

(e) Start any new business or acquire any other business, or the assets of any other business, whether by purchase, merger, consolidation, affiliation, or any other means (however characterized) except as may otherwise be permitted herein, or sell, liquidate, dissolve, spin-off, split-up or in any other way (however characterized) dispose of its own assets except as may be required in the normal course of operations reasonably necessary to carry on its day-to-day operation.

(f) The Borrower will not split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares so as to effect a change in its controlling interest or management.

(g) Guarantee or become contingently liable in any way as surety, endorser, creditor, co-maker, accommodation maker, or in any other way (however characterized) for the debt or obligation of any other party, individual or entity, except as may be permitted herein or required in the normal course of operations reasonably necessary to carry on its day-to-day business.

(h) By any means whatsoever, allow the company or operation to be acquired by, or otherwise reorganized into (however characterized) any other company or operation, unless the acquiring company, operation or reorganized entity is acceptable to the Government, and said company, operation or reorganized entity agrees to do the following: (i) provide to the Government a 100% unconditional guarantee of all debt actually or contingently owed it; and (ii) be bound by these covenants; and (iii) be bound by such other covenants as the Government shall reasonably require to protect its interest; and (iv) provide such other assurances and security as the Government, in its sole discretion, requires.

(i) Make any distribution of the Borrower’s assets for compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and other payments, whether directly or indirectly, in money or otherwise) for services, or give any preferential treatment, make any advances, directly or indirectly by way of loans, gifts, notes, or otherwise, to any employee or Affiliate or increase the compensation of any person above that set forth in any application or document submitted in connection with the Note. In the event an Affiliate increases the compensation (including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, and

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other payments, whether directly or indirectly, in money or otherwise) paid to the Borrower or any employee of the Borrower, beyond that authorized or consented to by the Government, the compensation payable to such person by the Borrower will be forthwith correspondingly reduced and immediate notice thereof given to the Government by the Borrower.

SECTION 11. COMPLIANCE WITH FEDERAL SHIP MORTGAGE ACT: The Borrower will comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), in order to establish and maintain this Mortgage as a Preferred Ship Mortgage upon the Vessel.

SECTION 12. OPERATING RESTRICTIONS:

(a) DOCUMENTATION: The Borrower will keep the Vessel documented under the laws of the United States and no transfer of port of hailing of the Vessel shall be made without the prior written consent thereto of the Government.

(b) LAWFUL OPERATION: The Borrower will not cause or permit the Vessel to be operated in any manner contrary to law or contrary to any rules and regulations which may from time to time be prescribed pursuant to law.

(c) VESSEL SHALL NOT LEAVE UNITED STATES’ WATERS: The Borrower will not remove, attempt to remove, or allow the vessel to be moved beyond the limits of the United States without the written consent of the Government. If said written consent is obtained, the Borrower will execute certain documents and will not abandon the Vessel in a foreign port. The Borrower will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessel under the laws and regulations of the United States.

(d) Upon demand by the Government to the master of the Vessel or the Borrower, the Borrower will return the vessel to the waters known as the Exclusive Economic Zone (EEZ) of the United States and, if the Government so demands, to a port of call chosen by the Government, thereby revoking any prior consent extended by the Government with respect to operation of the Vessel outside the Exclusive Economic Zone of the United States.

SECTION 13. PAYMENTS MUST BE TIMELY MADE AND TERMS OF THE MORTGAGE, NOTE AND OTHER LOAN DOCUMENTS MUST BE MET: The Borrower will duly and punctually pay all the principal of and interest on the Note and the Mortgage as herein and in the Note and other loan documents provided, and will at all times keep, perform, and observe all and singular the covenants, conditions, stipulations, promises, and agreements in this Mortgage and in the Note expressed or implied on its part to be kept, performed, and observed, and will duly punctually pay all sums that may hereinafter become due hereunder.

ARTICLE III: DEFAULT

SECTION 1. The Borrower agrees that it will faithfully observe, perform, comply with and discharge all of the covenants, conditions, and obligations which are imposed on the Borrower by any other agreement or document executed in connection with this Mortgage and the Note, concurrently or otherwise, and that the Borrower’s failure to do so shall constitute an Event of Default under this Mortgage.

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SECTION 2. The Borrower agrees that any material default under any guarantor agreement, security agreements, Title XI financial agreements, or other loan documents which may be executed in connection with this Mortgage or Note, whether or not the Borrower is party to said agreement, shall constitute an Event of Default under this Mortgage.

SECTION 3. The Borrower agrees that all reasonable attorney fees incurred by the Government because of the Borrower’s failure to perform or discharge its obligations, as provided by this Mortgage, the Note, or any other document or agreement executed in connection therewith, shall be deemed to be an indebtedness of the Borrower and shall be secured by this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note, and upon acceleration of the amounts owed under the Note, shall bear interest at the accelerated rate of eighteen percent (18%) per annum, unless limited by applicable state law.

SECTION 4. Each of the following events shall constitute an Event of Default:

(a) default shall be made in the payment of the principal of the Note when and as the same shall become due and payable, whether at maturity, by notice of acceleration, or otherwise; or

(b) default shall be made in the payment of any interest on the Note (including any amendments thereto or substitution therefor), when and as the same shall become due and payable as therein and herein provided; or

(c) default shall be made in the due and punctual observance and performance of any provision of Article I, hereof; or

(d) the Borrower shall be dissolved or adjudged a bankrupt or shall make a general assignment for the benefit of the Borrower’s creditors, or shall lose the right to do business by forfeiture or otherwise, or a receiver or receivers of any kind whatsoever, whether appointed or not, in admiralty, bankruptcy, common law, or equity proceedings, and whether temporary or permanent, shall be appointed for the Vessel or for any other property of the Borrower; or a petition for reorganization of, or other proceeding or action in reference to the Borrower under any of the provisions of the Bankruptcy Act shall be filed by the Borrower or by creditors of the Borrower; or if reorganization of the Borrower under said Act is approved by the Court, whether proposed by a creditor, stockholder, or any other person whomsoever; and

THE BORROWER AND THE GUARANTOR BOTH UNDERSTAND THAT IF EITHER FILES BANKRUPTCY, THE BORROWER WILL LOSE THE VESSEL.

THE BORROWER AND THE GUARANTOR EXPRESSLY AGREE TO, AND UNDERSTAND THAT IN THE EVENT OF BANKRUPTCY, THE VESSEL WHICH IS THE SECURITY FOR THIS PREFERRED SHIP MORTGAGE WILL NOT BE PERMITTED TO GO OUT TO SEA, AND WILL REMAIN IN PORT IN THE JURISDICTION OF THE COURT WHERE THE BANKRUPTCY PETITION IS FILED OR SUCH OTHER JURISDICTION WHERE THE BOAT MAY BE OR OTHER COLLATERAL MAY BE FOUND.

(e) there shall be an actual or constructive total loss of the Vessel; or

(f) default shall be made by the Borrower in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage, Note, or any other loan documents and such default shall continue for fifteen (15) days; or

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(g) the making in any application, agreement, affidavit, or other document, submitted in connection with the Note, of any misrepresentation, on behalf of, or for the benefit of, the Borrower. Failure to disclose any material fact may be deemed a misrepresentation; or

(h) the institution of any suit against the Borrower or others deemed by the Government to affect adversely its interest hereunder, in the Note or otherwise; or

(i) failure of any signator to any of the Loan Documents, to observe any of the conditions contained in said Loan Documents, or any other document or agreement executed (concurrently or otherwise), inclusive of amendments thereto, in connection with this Mortgage, or subsequent mortgage, regardless of whether or not the Borrower shall be a party to said agreement or document; or

(j) impairment of any collateral including the vessel or which is given in addition to the vessel which is the subject of this Preferred Ship Mortgage; or

(k) the Borrower shall, without first obtaining written permission from the Secretary, transfer, sell, assign, hypothecate, or alienate or attempt to transfer, sell, assign, hypothecate or alienate any rights, licenses or permits appurtenant to and/or necessary for the Vessel to engage in any commercial fisheries; or

(l) the Borrower shall, intentionally or through neglect, permit a material diminution of the value of the Vessel and/or its appurtenances and equipment; or

SECTION 5. UPON OCCURRENCE OF AN EVENT OF DEFAULT THE GOVERNMENT, MAY IN ITS DISCRETION:

(a) Declare the Note to be due and payable immediately and upon such declaration the entire principal of and interest on the Note shall become and be immediately due and payable, and thereafter shall bear interest at eighteen percent (18%) per annum unless such would violate the usury laws of the state where this Mortgage and the Note are executed, in which case the maximum legal rate of that state shall prevail; provided, however, that if the Borrower shall have removed and remedied each Event of Default within fifteen (15) days after the occurrence thereof, then in every such case the Government shall waive any such Event of Default; but no such waiver shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon; and provided, further, that if at any time after the expiration of fifteen (15) days after any Event of Default shall have occurred, all Events of Default shall have been remedied and removed and full performance made by the Borrower to the satisfaction of the Government and all installments of principal and interest in arrears (including interest at the aforesaid rate) and the charges and expenses, if any, of the Government, it agents and attorneys, shall have been paid, then and in every such case the Government may waive any such Event of Default; and provided, also, that no waiver hereunder shall extend to nor affect any subsequent or other Event of Default nor impair any rights or remedies consequent thereon;

(b) Bring suit at law, in equity, or in admiralty, as it may be advised, to receive judgment for any and all amounts due under the Note and other Loan Documents, or otherwise hereunder, and collect the same out of any and all property of the Borrower whether covered by this Mortgage or otherwise;

(c) Retake the Vessel without legal process wherever the same may be found, and the Borrower or other person in possession forthwith upon demand of the Government shall immediately surrender to the Government possession of the Vessel, and, without being responsible for loss or damage, the Government may hold, lay-up,

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lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging against all receipts from the use of the Vessel, or from the sale thereof by court proceeding or pursuant to subsection (e) following, all costs, expenses, charges, damages, or losses by reason of such use; and if at any time the Government shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Government shall have the right to dock the Vessel at any dock, pier, or other premises of the Borrower without charge, or to dock it at any other place at the cost and expense of the Borrower; IT IS EXPRESSLY UNDERSTOOD AND AGREED TO BY THE BORROWER THAT SURRENDER OF THE VESSEL UNDER THIS SECTION MUST BE AND WILL BE IMMEDIATE AND IN ACCORDANCE WITH THE DIRECTIONS OF THE GOVERNMENT. FAILURE OF THE BORROWER TO IMMEDIATELY COMPLY WITH THE GOVERNMENT’S DEMAND FOR SURRENDER OF THE VESSEL WILL CAUSE THE POSSESSION OF THE VESSEL BY THE BORROWER (INCLUDING, BUT NOT LIMITED TO, POSSESSION AND CONTROL OF THE VESSEL BY A MASTER OR CREW MEMBER ON BOARD THE VESSEL) TO BE UNLAWFUL AND TO CONSTITUTE A CONVERSION OF THE VESSEL, ITS APPURTENANCES AND EQUIPMENT, THEREBY SUBJECTING THE BORROWER (EXPRESSLY INCLUDING, IF APPLICABLE, ITS OFFICERS AND DIRECTORS) TO ALL FINES, PENALTIES AND ACTIONS WHICH THE GOVERNMENT DEEMS APPLICABLE AND APPROPRIATE. SHOULD THE BORROWER CONTINUE TO OPERATE, POSSESS OR CONTROL THE VESSEL CONTRARY TO THE GOVERNMENT’S DIRECTIONS AND THE PROVISIONS HEREIN, THEN THE GOVERNMENT SHALL, IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES AT LAW AND IN EQUITY, BE ENTITLED TO A TEMPORARY RESTRAINING ORDER AND/OR ORDER FOR INJUNCTIVE RELIEF NECESSARY TO GAIN COMPLIANCE HEREWITH, IN ADDITION TO EXPRESSLY CONSENTING THAT THE INJURY AND DAMAGE RESULTING FROM BREACH HEREOF WOULD BE IMPOSSIBLE TO MEASURE MONETARILY, THE BORROWER EXPRESSLY WAIVES ANY DEFENSE BASED UPON AN ALLEGED EXISTENCE OF AN ADEQUATE REMEDY AT LAW.

(d) Foreclose this Mortgage pursuant to the terms and provisions of the Ship Mortgage Act, 1920, as amended, 46 USC, Chapter 313, § 31301, et seq. (Supp. 2003), or by other judicial process as may be provided in the Statutes; and

(e) In addition to any and all other rights, powers, and remedies elsewhere in this Mortgage or by law granted to and conferred upon the Government, sell the Vessel upon such terms and conditions as it may deem to be for its best advantage, including the right to sell and dispose of the Vessel free from any claim of or by the Borrower, at public sale, by sealed bids or otherwise, after first giving notice of the time and place of sale, with a general description of the property by first publishing notice of any such sale for ten (10) consecutive days, except Sundays, in some newspaper of general circulation at the place designated for such sale, and by mailing notice of such sale to the Borrower at his last known address; such sale may be held at such place and at such time as the Government in such notice may have specified, or may be adjourned by the Government from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice of publication the Government may make any such sale at the time and place to which the same shall be so adjourned; and any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Government may deem to be for its best advantage, and the Government may become the purchaser at any such sale, and shall have the right to credit on the purchase price any or all sums of money due to the Government under the Note, any other Loan Documents, or otherwise hereunder. The Borrower expressly agrees and acknowledges that sale of the Vessel pursuant to this section will not (notwithstanding federal or state law to the contrary, if any,) impair or limit the Government’s legal right to collect from the Borrower any deficiency remaining after the sale. If any such federal or state laws or legal precedents may be construed to limit the Government’s rights to collection of said deficiency from the Borrower, then Borrower hereby expressly waives, relinquishes and forever gives up the right to avail itself of such laws and/or defenses.

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(f) the Borrower agrees, acknowledges and consents to and with the authority of the Government, to take all steps, measures or actions which are within the discretion or authority of the Government.

SECTION 6. Any sale of the Vessel made in pursuance of this Mortgage shall operate to divest and forever bar the Borrower from any and all right, title, and interest of any nature whatsoever of the Borrower therein and thereto. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of proceeds thereof.

SECTION 7. The Borrower does hereby irrevocably appoint the Government the true and lawful attorney of the Borrower, in its name and stead to make all necessary transfers of the Vessel, and for that purpose it shall execute all necessary instruments of assignment and transfer, the Borrower hereby ratifying and confirming all that its said attorney shall lawfully do by virtue hereof. Nevertheless, the Borrower shall, if so requested by the Government, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer, and release as may be designated in such request.

SECTION 8. The Borrower hereby irrevocably appoints the Government the true and lawful attorney of the Borrower so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, in the name of the Borrower, to demand, collect, receive, compromise, and sue for, so far as may be permitted by law, all hire, earnings, issues, revenues, income, and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, any right of action against the designer, builder, surveyor, or other material party for any fault, negligence, or deficiency in design, construction or survey of the Vessel, and all other sums, due or to become due, at or after the time of the happening of any Event of Default, in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Borrower, acquittances, receipts, releases, or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements, and all other instruments in writing with respect to the foregoing.

SECTION 9. The Borrower covenants and agrees that so long as an Event of Default shall have occurred and shall not have been waived in accordance with Section 2 hereof, the Government in any suit to enforce any of its rights, powers, or remedies shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessel and that any receiver so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Government may become the purchaser at said sale, and the Government shall have the right to credit on the purchase price any and all sums of money due to the Government under the Note, or otherwise hereunder.

SECTION 10.

(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within fifteen (15) days from the date of arrest or detention, the Borrower does hereby authorize and empower the Government in the name of the Borrower and does hereby irrevocably appoint the Government and its successors and assigns the true and lawful attorney of the Borrower, in its name and stead to apply for and receive possession of and to take possession of the Vessel pursuant to the terms of this Mortgage and any other documents executed by the Borrower, with all rights and powers that the Borrower might have, possess, or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Government but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

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(b) The Borrower also authorizes and empowers the Government or the Government’s appointee or appointees, as the true and lawful attorney of the Borrower, to appear in the name of the Borrower, or its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them as may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Borrower to the Government and payment thereof shall be secured by the lien of this Mortgage and shall be due and payable and until paid, shall bear interest at the same rate as that provided in the Note and upon acceleration of the amounts owed under the Note, shall bear interest at the rate of eighteen percent (18%) per annum.

SECTION 11.

(a) The Borrower hereby expressly and irrevocably consents to the jurisdiction of any court in any country whatsoever wherein the Vessel may at any time be located for the foreclosure of this Mortgage, the sale of the Vessel, or the enforcement of any other remedy or right hereunder, and hereby expressly and irrevocably submits the person of the Borrower and the Vessel to the jurisdiction of any such court in any country in any such action or proceeding which is brought, in its sole discretion, by the Government.

(b) To the extent not governed by the laws of the United States, this Mortgage shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrower and Guarantor irrevocably submit to the non-exclusive jurisdiction of the state and federal courts situated in the Commonwealth of Virginia in any proceeding relating to this Mortgage and agrees that any process or summons in any such action may be served by mailing to the Borrower a copy thereof. The Borrower and Guarantor consent to and subject themselves itself to the jurisdiction of the federal court in the jurisdiction where the Vessel is found.

SECTION 12.

(a) Each and every power and remedy herein specifically given to the Government or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Government, and shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Government in the exercise of any right or power or in the pursuance of any remedy occurring upon any Event of Default shall impair any such right, power, or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Government of any security or of any payment of or on account of the Note maturing after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

(b) The Government, in addition to such other rights or remedies it may have, shall have the right, in its discretion, to take any and all action authorized by Sections 1105(c) and 1105(e) of Title XI and, to the extent not in express conflict with the action authorized by said Sections, or with this Section, any and all action provided for in or authorized or permitted by or in respect of this Mortgage, Note, Collateral or Security, and Policies of Insurance (including all action provided for in or authorized or permitted by or in respect of any or all said documents by the Government).

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SECTION 13. In case the Government shall have proceeded to enforce any right, power, or remedy under this Mortgage by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Government, then and in every such case the Borrower and the Government shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies, and powers of the Government shall continue as if no such proceedings had been taken.

SECTION 14. The proceeds of any sale of the Vessel (after paying or deducting, in the case of sale, under any judicial proceedings, the fees, costs, and other charges therein), and the net earnings from any management, charter, or other use of the Vessel by the Government under any of the powers above specified, and the proceeds of any claim for damages on account of the Vessel received by the Government while exercising any such power, and the proceeds of any insurance on the Vessel (subject to the provisions of this agreement) shall be applied as follows:

First: To the payment of all expenses and charges including the expenses of any sale, counsel fees, the expenses of any taking of possession of the Vessel, and any other expenses or advances made or incurred by the Government in the protection of its rights or in the pursuance of its remedies hereunder and to the payment of any damages sustained by the Government from the default or defaults of the Borrower; and at the option of the Government to provide a fund adequate in the opinion of the Government to furnish suitable indemnity against liens claiming priority over this Mortgage;

Second: To the payment of the amount then due and unpaid upon the Note for principal and interest and other sums occurring thereunder, including, but not limited to, costs and expenses of collection; and

Third: To the payment of all other sums secured hereby, including fees, whether due or not, and of all damages liquidated or otherwise hereunder; and

Fourth: Any surplus then remaining shall belong and be paid or returned to the Borrower or to whomever shall be lawfully entitled to receive the same.

ARTICLE IV: POSSESSION AND USE OF VESSEL DURING TERM OF MORTGAGE

Until an Event of Default hereunder shall happen, the Borrower (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) subject to default, hereof, shall have the right, from time to time, in its discretion, and without application to the Government, and without obtaining a release thereof by the Government, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of the Vessel that are no longer useful, necessary, profitable, or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, fishing gear, anchors, chains, tackle, apparel, furniture, fittings, equipment, or any other appurtenances of substantially equal value to the Borrower, which shall forthwith become subject to the lien of this Mortgage.

ARTICLE V: GENERAL TERMS AND CONDITIONS OF MORTGAGE

SECTION 1. MULTIPLE ORIGINALS: This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

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SECTION 2. SEVERABILITY CLAUSE: In the event that this Mortgage, the Note, any other loan documents, or any provisions hereof or thereof shall be deemed invalid in whole or in part by reason of any present or future law of the United States or any decision of any authoritative court, or if the documents at any time held by the Government be deemed by the Government for any reason insufficient to carry out the true intent and spirit of this Mortgage and the Note, then, from time to time the Borrower will execute on its own behalf such other and further assurances and documents as in the opinion of counsel for the Government may be required more effectually to subject the Vessel to the payment of the principal sum of the Note, together with interest thereon, as in the Note and as herein provided, and in the performance of the terms and conditions of the Note and this Mortgage. Upon failure of the Borrower to do so, the Government may execute any and all such other and further assurances and documents, for and in the name of the Borrower, and the Borrower hereby irrevocably appoints the Government the agent attorney-in-fact of the Borrower to do so. Any expenses of the Government in connection with the foregoing shall be a debt due from the Borrower to the Government in payment thereof and shall be secured by the lien of this Mortgage.

SECTION 3. MORTGAGE BINDING ON HEIRS, ETC.: All the covenants, promises, stipulations, and agreements of the Borrower in this Mortgage shall bind the Borrower, the Borrower’s heirs, executors, administrators, successors, and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

SECTION 4. NO WAIVER OF PREFERRED STATUS: Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Government. In the event that any provision of this Mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision for all intents and purposes, shall be deemed eliminated therefrom as though such provision had never been inserted herein.

SECTION 5. MORTGAGE CANNOT BE ALTERED OR WAIVED: This Mortgage may not be amended or supplemented except in writing by the Borrower with the written consent thereto of the Government. The provisions of this Mortgage may not be waived except in writing by the Government.

SECTION 6. TERMINATION OF MORTGAGE: If the whole amount of the Note including all amendments or substitutions, (principal and interest) shall be paid in accordance with its terms and the terms of this Mortgage, and all other sums that may have become secured by the lien of this Mortgage shall be paid, then this Mortgage and the estate and rights hereunder shall cease, terminate and be void; and the Government shall prepare and deliver to Borrower proper instruments acknowledging satisfaction of and discharging this Mortgage.

ARTICLE VI

For the purposes of this Mortgage, the total amount is FIVE MILLION, THREE HUNDRED THOUSAND DOLLARS AND NO/100 DOLLARS ($5,300,000.00) and interest and performance of mortgage covenants; the date of maturity is December 29, 2018, and the discharge amount is the same as the total amount set out above plus any other sums due the Government as provided by the provision of any Loan Documents.

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IN WITNESS WHEREOF, THE Borrower has executed this Mortgage the day and year first above written.

BORROWER: Omega Protein, Inc.

Attest	By:
Clark A. Haner, Vice President
Administration and Controller

By:

(SEAL)	GUARANTOR ACKNOWLEDGES AND AGREES

GUARANTOR: Omega Protein Corporation

Attest	By:
Robert W. Stockton, Executive Vice President
Chief Financial Officer and Secretary

By:

(SEAL)

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ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Clark A. Haner, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Vice President Administration and Controller of Omega Protein, Inc., and that he signed his name to said Mortgage by like order, and the said Vice President Administration and Controller acknowledged to me that he executed said Mortgage as the Vice President Administration and Controller of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President Administration and Controller for the uses and purposes therein expressed.

Notary Public

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ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

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ACKNOWLEDGMENT

STATE OF TEXAS	)
)ss
COUNTY OF HARRIS	)

On the 29th day of December, 2003, before me personally appeared Robert W. Stockton, to me known or produced satisfactory identification, who being duly sworn, did depose and say that he is the Executive Vice President, Chief Financial Officer and Secretary of Omega Protein Corporation, and that he signed his name to said Mortgage by like order, and the said Executive Vice President, Chief Financial Officer and Secretary acknowledged to me that he executed said Mortgage as the Executive Vice President, Chief Financial Officer and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Executive Vice President, Chief Financial Officer and Secretary for the uses and purposes therein expressed.

Notary Public

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